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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 15, 2005
                               (December 9, 2005)


                             SOUTHWEST WATER COMPANY
             (Exact Name of Registrant as Specified in its Charter)

            DELAWARE                    0-8176                 95-1840947
  (State or Other Jurisdiction       (Commission              (IRS Employer
of Incorporation or Organization)    File Number)         Identification Number)


                              ONE WILSHIRE BUILDING
                       624 SOUTH GRAND AVENUE, SUITE 2900
                       LOS ANGELES, CALIFORNIA 90017-3782
          (Address of Principal Executive Offices, including zip code)

                                 (213) 929-1800
              (Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.02       Unregistered Sales of Equity Securities.
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(a)  Securities  Sold: On December 9, 2005,  429,185 shares of Common Stock $.01 par value per share (the "Shares") were sold to RTNT, Inc., a Texas corporation (the "Issuee").

(b) Consideration: Consideration for the sale of the Shares was 116 shares of Windermere Utility Co., Inc., a Texas corporation, owned by the Issuee, pursuant to the provisions of a Shareholder Agreement, dated October 1, 2000, among SW Utility Company, a Texas corporation, Southwest Water Company, a Delaware corporation, the Issuee, Windermere Utility Co., Inc., a Texas corporation, and Thom Farrell.

(c) Exemption From Registration Claimed: Section 4(2) of the Securities Act of 1933, as amended.

     In relying on the exemption from registration provided by Section 4(2) of the Act, the Registrant relied on representations from the Issuee that Issuee was purchasing the Shares for investment purposes and not with a view to distribution; and that the Shares would bear a legend restricting their further transfer or sale until they have been registered under the Act or may be transferred pursuant to an exemption from registration.

(d)  Terms of Conversion or Exercise: Not applicable.



Item 9.01       Financial Statements and Exhibits

(c)  Exhibits

99.1 Shareholder Agreement dated October 1, 2000, among SW Utility Company, a Texas corporation, Southwest Water Company, a Delaware corporation, the Issuee, Windermere Utility Co., Inc., a Texas corporation, and Thom Farrell., included as a part of Merger Agreement and Plan of Reorganization among Registrant, SW Utility Company, RTNT, Inc., Hornsby Bend Utility Company, Inverness Utility Company, Windermere Utility Company, Inc., HB Merger Sub, Inc., and IV Merger Sub, Inc., dated October 1, 2000 (incorporated by reference to Exhibit 10.20 of Registrant's Form 10-Q Report for the quarter ended September 30,
          2000).



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                                    SOUTHWEST WATER COMPANY


                                                    By: /s/ Cheryl L. Clary
                                                        ------------------------
                                                    Its: Chief Financial Officer
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Dated: December 15, 2005